Exhibit 10.20(c)

OMNIBUS AMENDMENT NO. 1
This OMNIBUS AMENDMENT NO. 1 dated as of September 1, 2015 (this “Amendment”) is by and among WestRock Company (“WestRock”), WestRock RKT Company, as successor-in-interest to Rock-Tenn Company (the “Original Parent”), WestRock Company of Texas, as successor-in-interest to Rock-Tenn Company of Texas (“WestRock TX”), WestRock Converting Company, as successor-in-interest to Rock-Tenn Converting Company (“WestRock Converting”), WestRock Mill Company, LLC, as-successor-in-interest to Rock-Tenn Mill Company, LLC (“WestRock Mill”), WestRock – Southern Container, LLC, as successor-in-interest to RockTenn – Southern Container, LLC (“WestRock Container”), WestRock California, Inc., as successor-in-interest to PCPC, Inc. (“WestRock California”), WestRock Minnesota Corporation, as successor-in-interest to Waldorf Corporation (“WestRock Minnesota”), WestRock CP, LLC, as successor-in-interest to RockTenn CP, LLC (“WestRock CP”) and WestRock – Solvay, LLC, as successor-in-interest to RockTenn – Solvay, LLC (“WestRock Solvay” and together with the Original Parent, WestRock TX, WestRock Converting, WestRock Mill, WestRock Container, WestRock California, WestRock Minnesota and WestRock CP, the “Transferors”), WestRock Financial, Inc., as successor-in-interest to Rock-Tenn Financial, Inc., as borrower (the “Borrower” or the “Buyer”), WestRock Converting, as initial servicer (the “Servicer”), Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch (“Rabobank”), in its capacity as administrative agent for the Lenders thereunder (together with its successors and assigns thereunder, the “Administrative Agent”) and the committed lenders party thereto (each a “Committed Lender” and collectively, the “Committed Lenders”). Each of the Borrower, the Servicer, the Administrative Agent and the Committed Lenders may be referred to herein as a “Party” or collectively as the “Parties.” Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Credit and Security Agreement (as defined below) or, if not defined therein, in the Receivables Sale Agreement (as defined below).
W I T N E S S E T H :
WHEREAS, the Borrower, the Servicer, the Administrative Agent and the Committed Lenders are party to the Seventh Amended and Restated Credit and Security Agreement, dated as of June 29, 2015 (as amended, modified or supplemented from time to time, the “Credit and Security Agreement”), by and among the Borrower, the Servicer, Rabobank, as Administrative Agent and in its capacity as funding agent for the Co-Agents and the Lenders or any successor funding agent thereunder (together with its successors and assigns thereunder, the “Funding Agent” collectively with the Administrative Agent and the Co-Agents, the “Agents”), and the Lenders and the Co-Agents from time to time party thereto;
WHEREAS, the Transferors and the Borrower are party to the Fifth Amended and Restated Receivables Sale Agreement, dated as of September 15, 2014 (as amended, modified or supplemented from time to time, including by the First Amendment, dated June 29, 2015, the “Receivables Sale Agreement”), by and among Original Parent, WestRock TX, WestRock Converting, WestRock Mill, WestRock Container, WestRock California, WestRock Minnesota and WestRock CP, WestRock – Solvay, and WestRock Financial, Inc., as buyer;

WHEREAS, the Parties are also, as applicable, party to the other Transaction Documents (together with the Credit and Security Agreement and the Receivables Sale Agreement, the “Agreements”); and
WHEREAS, the Parties hereto desire to amend the Agreements (other than the Performance Undertaking which is being separately amended and restated as of the date hereof) to which they are a party in order to, among other things, reflect the change of the names of the Transferors, the Original Parent and the Servicer, in the manner set forth in this Amendment and in accordance with the applicable provisions of the Agreements.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:
1.    Amendments.

(a)	The Agreements are hereby amended by deleting “RockTenn – Solvay, LLC” in each place where it appears and replacing such name with “WestRock – Solvay, LLC.”

(b)	The Agreements are hereby amended by deleting “RockTenn – Southern Container, LLC” in each place where it appears and replacing such name with “WestRock – Southern Container, LLC.”

(c)	The Agreements are hereby amended by deleting “Rock-Tenn Company” in each place where it appears and replacing such name with “WestRock RKT Company.”

(d)	The Agreements are hereby amended by deleting “Rock-Tenn Company of Texas” in each place where it appears and replacing such name with “WestRock Company of Texas.”

(e)	The Agreements are hereby amended by deleting “Rock-Tenn Converting Company” in each place where it appears and replacing such name with “WestRock Converting Company.”

(f)	The Agreements are hereby amended by deleting “RockTenn CP, LLC” in each place where it appears and replacing such name with “WestRock CP, LLC.”

(g)	The Agreements are hereby amended by deleting “Rock-Tenn Financial, Inc.” in each place where it appears and replacing such name with “WestRock Financial, Inc.”

(h)	The Agreements are hereby amended by deleting “Rock-Tenn Mill Company, LLC” in each place where it appears and replacing such name with “WestRock Mill Company, LLC”

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(i)	The Agreements are hereby amended by deleting “PCPC, Inc.” in each place where it appears and replacing such name with “WestRock California, Inc.”

(j)	The Agreements are hereby amended by deleting “Waldorf Corporation” in each place where it appears and replacing such name with “WestRock Minnesota Corporation.”

(k)
For all purposes under the Agreements, the terms “Performance Guarantor” and/or “Parent” shall be deemed to mean Original Parent and WestRock, collectively, in each place where either such term appears in the Agreements. For purposes of all provisions in the Agreements making reference to the minimum ratings of the Parent or the Performance Guarantor, such provision shall be deemed to refer only to the ratings of WestRock.

2.    Representations and Agreements.
2.1.    Each of the Loan Parties represents and warrants to the Agents and Lenders that it has duly authorized, executed and delivered this Amendment and that this Amendment constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).
2.2.    Each of the Loan Parties further represents and warrants to the Agents and the Lenders that, as of the date hereof and as of the Effective Date (as defined below), each of its representations and warranties set forth in Section 5.1 of the Credit and Security Agreement is true and correct as though made on and as of such date and that no event has occurred and is continuing that will constitute an Amortization Event or Unmatured Amortization Event.
2.3.    Each of the Committed Lenders and each of the Loan Parties hereby agree that no Termination Event or Unmatured Termination Event shall be deemed to have occurred solely as a result of any name changes of the Loan Parties. Notwithstanding the foregoing, the Loan Parties agree to file financing statement amendments reflecting the amendments hereto within 10 days of the date hereof.
2.4.    The Committed Lenders hereby approve that certain Fifth Amended and Restated Performance Undertaking, dated as of the date hereof, by the Original Parent and WestRock, in favor of the Borrower.
3.    Conditions Precedent. This Amendment shall become effective as of September 1, 2015 (the “Effective Date”) upon satisfaction of the following conditions precedent:
3.1    the Administrative Agent shall have received a counterpart hereof duly executed by the Borrower, the Servicer, the Transferors and each of the Committed Lenders that

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together constitute the Required Committed Lenders, and acknowledged by the Performance Guarantor in the space provided.
4.    Miscellaneous.
4.1.    Except as expressly amended hereby, the Agreements shall remain unaltered and in full force and effect, and each of the parties hereto hereby ratifies and confirms the Agreements to which it is a party.
4.2.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
4.3.    EACH OF THE PARTIES TO THIS AMENDMENT HEREBY ACKNOWLEDGES AND AGREES THAT IT IRREVOCABLY SUBMITS TO THE NON EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AMENDMENT AND IT HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY OF ORIGINAL PARENT, THE ORIGINATORS AND THE LOAN PARTIES IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY OF ORIGINAL PARENT, THE ORIGINATORS AND THE LOAN PARTIES AGAINST ANY AGENT OR ANY LENDER OR ANY AFFILIATE OF ANY AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN THE STATE OF NEW YORK.
4.4.    This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment
4.5    The Borrower agrees to pay to the Administrative Agent’s counsel the reasonable fees and disbursements incurred by such counsel in connection with this Amendment and the Fee Letter not later than five (5) Business Days following receipt of the related invoice.
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

WESTROCK CONVERTING COMPANY,
as Servicer and as a Transferor

By:                  /s/    John Stakel
Name:    John Stakel
Title:    SVP and Treasurer

WESTROCK FINANCIAL, INC.,
as Borrower and as Buyer

By:                  /s/    Chadwick T. Payne
Name:    Chadwick T. Payne
Title:    Treasurer

WESTROCK RKT COMPANY,
as a Transferor and as Performance Guarantor

By:                  /s/    John Stakel
Name:    John Stakel
Title:    SVP and Treasurer
WESTROCK MILL COMPANY, LLC,
as a Transferor

By:                  /s/    John Stakel
Name:    John Stakel
Title:    SVP and Treasurer

WESTROCK - SOUTHERN CONTAINER, LLC,
as a Transferor
By:                  /s/    John Stakel
Name:    John Stakel
Title:    SVP and Treasurer

WESTROCK COMPANY OF TEXAS,
as a Transferor
By:                  /s/    John Stakel
Name:    John Stakel
Title:    SVP and Treasurer

WESTROCK CONVERTING COMPANY,
as a Transferor
By:                  /s/    John Stakel
Name:    John Stakel
Title:    SVP and Treasurer

WESTROCK MINNESOTA CORPORATION,
as a Transferor
By:                  /s/    John Stakel
Name:    John Stakel
Title:    SVP and Treasurer

WESTROCK CALIFORNIA, INC.,
as a Transferor
By:                  /s/    John Stakel
Name:    John Stakel
Title:    SVP and Treasurer

WESTROCK CP, LLC,
as a Transferor
By:                  /s/    John Stakel
Name:    John Stakel
Title:    SVP and Treasurer

WESTROCK – SOLVAY, LLC,
as a Transferor
By:                  /s/    John Stakel
Name:    John Stakel
Title:    SVP and Treasurer

Exhibit 10.20(c)

WESTROCK COMPANY
By:                  /s/    John Stakel
Name:    John Stakel
Title:    SVP and Treasurer

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,
“RABOBANK NEDERLAND” NEW YORK BRANCH, as Administrative Agent

By:                  /s/    B. de Boo
Name:    B. de Boo
Title:    Director

By:                  /s/    E. va Geld
Name:    E. va Geld
Title:

Exhibit 10.20(c)

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,
“RABOBANK NEDERLAND”, as a Committed Lender

By:                  /s/    B. de Boo
Name:    B. de Boo
Title:    Director

By:                  /s/    E. va Geld
Name:    E. va Geld
Title:

TD BANK, N.A.,
as a Committed Lender

By:                  /s/    Todd Antico
Name:    Todd Antico
Title:    Senior Vice President

ROYAL BANK OF CANADA, as a Committed Lender

By:                  /s/    Janine D. Marsini
Name:    Janine D. Marsini
Title:    Authorized Signatory

By:                  /s/    Veronica L. Gallagher
Name:    Veronica L. Gallagher
Title:    Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH, as a Committed Lender

By:                  /s/    R. Mumick
Name:    R. Mumick
Title:    Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Committed Lender

By:                  /s/    James D. Weinstein
Name:    James D. Weinstein
Title:    Managing Director

PNC BANK, N.A.,
as a Committed Lender

By:                  /s/    Eric Bruno
Name:    Eric Bruno
Title:    Senior Vice President

BANK OF NOVA SCOTIA,
as a Committed Lender

By:                  /s/    Rafael Tobon
Name:    Rafael Tobon
Title:    Director

HSBC BANK USA, NA, as a Committed Lender

By:                  /s/    Chris Burns
Name:    Chris Burns
Title:    Vice President